SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 26, 2001

SERVICE MERCHANDISE COMPANY, INC.

(Debtor-in-Possession as of March 27, 1999)

(Exact name of registrant as specified in its charter)

Tennessee	1-9223	62-0816060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer

Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN	37027

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (615) 660-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
PARTIAL MONTHLY OPERATING REPORT
PARTIAL MONTHLY OPERATING REPORT

Item 5. Other Events

     Service Merchandise Company, Inc. (the “Company”) has filed (i) the remaining portion of its monthly operating report for the period commencing November 26, 2001 and ended December 30, 2001 (the “Completed Operating Report”), and (2) a partial monthly operating report for the period commencing December 31, 2001 and ended January 27, 2002 (the “Partial Operating Report”) (collectively, the “Operating Reports”) with the United States Bankruptcy Court for the Middle District of Tennessee, (the “Bankruptcy Court”) a copy of which is attached hereto as Exhibit 99 in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649.

     On January 4, 2002, the Company announced that it would cease continuing business operations, beginning with the commencement of going-out-of-business sales at more than 200 stores in 32 states on January 19, 2002, subject to approval by the Bankruptcy Court. On January 18, 2002, the Bankruptcy Court approved various forms of relief requested by the Company including (a) the proposed conduct of the going-out-of-business sales and the Company’s selection of a consultant to assist with these sales and (b) extension of the Company’s exclusive periods within which to file and solicit acceptances of a plan of liquidation under which the Company’s existing shareholders would not receive any distribution.

     In light of the foregoing and the below-cited reasons, the Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain unaudited information, and are in a format, prescribed by the applicable bankruptcy laws. The financial statements and schedules related to the Company included in the Operating Reports have not been prepared on a liquidation basis in accordance with generally accepted accounting principles (“GAAP”). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

     There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such information may not be indicative of the Company’s financial condition or operating results for the periods reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s operating performance that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and potential contingencies, including those described in this report, many of which are beyond the Company’s control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company’s financial condition or operating results for future periods or the periods covered in the Company’s reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.

     The Partial Operating Report includes a Rolling Revised Cash Flow Forecast which is a forward-looking statement subject to various assumptions regarding the Company’s business, operating performance and other factors including revenues, expenses, asset dispositions, trade terms and capital expenditures, and various risks and uncertainties including those set forth below. This information should be read in conjunction with the Company’s reports filed pursuant to the Exchange Act. Readers are cautioned that such information is being reported publicly because it is being distributed to a large number of the Company’s vendors for purposes of their credit analyses. The Company undertakes no obligation to update such information or to disclose similar information in future operating reports. The Rolling Revised Cash Flow Forecast was not examined, reviewed or compiled by the Company’s independent public accountants. The Rolling Revised Cash Flow Forecast is subject to future adjustments, if any, that could materially affect such information.

     The results of the Company’s planned liquidation and related distributions and the Company’s liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: matters affecting the timing and amounts of anticipated distributions to creditors; the ability of the Company to successfully conduct going-out-of-business sales, maximize asset value and control expenses; the ability of the Company to comply with the terms of the DIP to Exit Facility; the ability of the Company to reduce its workforce and related expenses and to achieve anticipated cost savings; potential adverse developments with respect to the Company’s liquidity or results of operations; competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the effectiveness of the planned liquidation; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the seasonal nature of the Company’s business; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; and real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

99.1	Partial Monthly Operating Report for period ended December 30, 2001.

99.2	Partial Monthly Operating Report for period ended January 27, 2002.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE MERCHANDISE COMPANY, INC.

Date: February 28, 2002	By:	/s/ C. Steven Moore C. Steven Moore Senior Vice President, Chief Administrative Officer, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Partial Monthly Operating Report for the period ended December 30, 2001.

99.2	Partial Monthly Operating Report for the period ended January 27, 2002.